SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.


                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 12, 1998


                           AAON, INC.
                           ----------
     (Exact name of registrant as specified in its charter)


Nevada                        33-18336-LA            87-0448736
------                        -----------            ----------
(State or other jurisdiction  (Commission         (IRS Employer
of incorporation)             File Number)   Identification No.)


             2425 South Yukon, Tulsa, Oklahoma 74107
             ---------------------------------------
            (Address of principal executive offices)


Registrant's telephone number, including area code:  (918)  583-2266

<PAGE 2>
Item 5.   Other Events.

          The Board of Directors of Registrant amended the company's Bylaws at a meeting held on May 12, 1998, as follows:

               Article II, Meetings of Stockholders

                    Section  2.  The annual meeting  of
               stockholders of the corporation shall be
               held at 10:00 A.M. on the fourth Tuesday
               in May of each year, commencing in 1999,
               or at such later date in any year and at
               such  place as may be determined by  the
               Board   of   Directors,  at  which   the
               stockholders shall elect by a plurality vote a board of directors and transact such other business as may be properly brought before the meeting.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AAON, INC.



Date:  May 27, 1998      By:  /s/ John B. Johnson, Jr.
                              --------------------------------
                                  John B. Johnson, Jr.
                                  Secretary